UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  November 30, 2013

Date of reporting period:  November 30, 2013

Item 1. Reports to Stockholders.

Semper MBS Total Return Fund

Investor Class – SEMPX

Institutional Class – SEMMX

Annual Report
November 30, 2013

SEMPER MBS TOTAL RETURN FUND

January 10, 2014

Dear Shareholder,

The Semper MBS Total Return Fund (Fund) was launched July 22nd, 2013 and completed its first fiscal period on November 30th, 2013, crossing $30 million in assets during late November.  During the initial four months of managing the Fund, we, Semper Capital Management, L.P. (Semper) focused our investment activities on constructing a diversified portfolio of mortgage-backed securities (MBS), including residential MBS (RMBS) and commercial MBS (CMBS), issued by both government sponsored entities (Agency) and private entities (Non-Agency), along with asset-backed securities (ABS), and cash equivalents.

The Fund, under normal market conditions, will invest at least 80% of net assets in MBS.  The Fund seeks to provide a high level of risk-adjusted current income and capital appreciation.  For purposes of reporting, we include the performance of the Barclays Capital U.S. MBS Index, a broadly accepted index of MBS, for comparison.

Fund performance during this fiscal period of July 22, 2013 to November 30, 2013 was positive, with performance totaling 8.35% for the Institutional Class and 8.31% for the Investor Class.  During this same time period the Barclays Capital U.S. MBS Index returned 0.99%.

While 2013 was a very volatile year in the fixed income markets, most of the volatility was the result of the Federal Reserve’s (Fed) discussion about, and eventually action with respect to, reducing its historically accommodative monetary policy.  In May, Chairman Bernanke first raised the possibility of reducing its Quantitative Easing (QE) program, in which the Fed had been purchasing $85 billion of Treasury and Government Agency MBS each month in an effort to stimulate economic growth by keeping interest rates low and encouraging lending and investing in credit sensitive securities.  Interest rates rose sharply and most markets fell in response.  The yield on the 10-year Treasury note rose from 1.65% on May 2nd to 3% on September 5th, an unusually sharp and severe rise.  The price of the 10-year Treasury note fell by more than 10%: bond prices move inversely to interest rates.  The yield then declined from 3% to 2.75% by the end of November, as weaker economic results and fears of a prolonged government shutdown made it appear to investors that near term “tapering” was unlikely.  However, the Fed announced it would begin tapering with a $10 billion monthly reduction in purchases following its December Federal Open Marketing Committee meeting, and the 10-year Treasury yield rose to 3% once again.

In the midst of this volatility, the bond market was relatively calm during the late July through November period bookended by the timing of the Fund’s launch and fiscal year-end, as the yield on the 10-year Treasury rose by a modest 25 basis points, from 2.50% to 2.75%.  However, many fixed income sectors, which had weakened in sympathy with Treasuries during the spring and early summer had not yet recovered when we began identifying securities for purchase in the Fund.  As a result, we were able to buy attractively priced securities, primarily in the Non-Agency RMBS sector, which subsequently began to rise towards fundamental values during the autumn

SEMPER MBS TOTAL RETURN FUND

season.  As we ramped up purchases of securities, the Fund benefitted incrementally from an inherent structural advantage in the Non-Agency RMBS sector.  This over-the-counter market is large – $850 billion – yet is opaque, diverse, and requires credit intensive analysis.  It consists of tens of thousands of individual securities, many of which are small and not closely monitored by a large number of institutional investors.  By being in a position to purchase smaller positions to achieve the desired Fund diversification, we were in many cases able to purchase securities at even more attractive levels than might otherwise be available.

At the end of November, the portfolio held approximately 90 positions.  Forty-eight percent of the portfolio’s net assets was invested in Non-Agency RMBS, 9% in Agency MBS, 4% in Non-Agency CMBS, and 39% in cash and cash equivalents.  Cash equivalents will normally comprise less than 10% of the portfolio, but this temporary higher than normal allocation reflected a large contribution into the Fund right at year-end.  The portfolio’s effective duration, or interest rate sensitivity, was approximately 2.2 years while the effective duration of the Barclays Capital U.S. MBS Index was 5.6 years.  The Fund’s SEC yield was 2.83% at November 30, 2013.

We expect that the portfolio’s overall structure in 2014 will remain similar, with a significant allocation to Non-Agencies, modest exposure to Agency MBS, some allocation to CMBS, targeting securities with  lower interest rate sensitivity.  With December’s announcement of the first $10 billion of tapering of its $85 billion Quantitative Easing (QE) bond buying program, the Federal Reserve sent a clear signal that its accommodation of long term rates would come to an end at some point in 2014.  While the Fed continues to stress that tapering doesn’t imply tightening and that short term rates should continue to be anchored at current all-time low levels until there is a meaningful improvement in unemployment or higher inflation, we believe that the imminent end of QE combined with a strengthening economy suggest 10-year Treasury rates could approach 3.5% by the second half of the year.  A gradual rise in Treasury rates should be mitigated by credit spread tightening if higher rates are reflective of strong economic growth.  A rapid spike in interest rates could potentially cause credit spreads to widen out and liquidity to decline, as it did in May-June 2013.  However, we believe that the Fed has learned from past mistakes in terms of messaging, and fixed income investors are more vigilant and less complacent with respect to rising rates than they were mid-year 2013 when they were caught off guard.

We believe the environment of improving economic conditions and rising rates position Non-Agency RMBS to potentially be a top performing fixed income sector again in 2014.  A combination of optionality to improving economic fundamentals combined with the positive supply/demand dynamics of this legacy market in which declining supply is met with stable to growing demand can provide a tailwind to prices even in a rising rate environment.  In addition to that, bond structural features like floating rate coupons, low dollar prices, and seasoning, and market structural inefficiencies such as price opacity, lack of a benchmark index, market fragmentation, differentiation of credit assumptions, and analytical complexity from factors including evolving servicer behavior can provide additional sources of

SEMPER MBS TOTAL RETURN FUND

positive excess return.  We believe many of the same features make portions of the CMBS market equally attractive.  Specifically, our 2014 outlook for Non-Agency CMBS is driven by strong commercial real estate (CRE) fundamentals, favorable technicals, and the relative attractiveness of the sector versus competing assets.  Finally, we believe that rates, supply/demand technicals, and policy uncertainty present obstacles to Agency MBS in the coming year, and as a result we expect to maintain a limited allocation to this sector.

As of November 30th, 2013 the Fund had the following characteristics:

*	Credit quality distribution is determined by using the highest credit rating for each security from Moody’s, Standard & Poor’s, Fitch Ratings, and DBRS rating agencies.

**
Securities are considered to be investment grade quality if they are rated BBB or higher by Standard & Poor’s® Ratings Group or Baa or higher by Moody’s Investors Service©, Inc., or if unrated, determined by the Adviser to be of comparable quality.

Sincerely,

Semper Capital Management, L.P.

SEMPER MBS TOTAL RETURN FUND

Past performance is not a guarantee of future results.

Opinions expressed are those of the Adviser and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may make short sales of securities, which involves the risk that losses to those securities may exceed the original amount invested by the Fund.  Investments in Mortgage-Backed Securities include additional risks that investors should be aware of such as credit risk, interest rate risk, prepayment risk, real estate market risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  The Fund may invest in securities that are less liquid which can be difficult to sell.  The Fund may use certain types of investment derivatives such as futures, forwards, and swaps.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities.  The Fund may invest in TBA securities which involve interest rate and investment exposure risks.  The Fund may invest in When-Issued securities which may involve less favorable prices for securities, when delivered, and failure to deliver securities could cause a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete listing of fund holdings, please refer to the Schedule of Investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

The Barclays Capital U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid ARM – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).  Pool aggregates must have at least $250 million outstanding with a weighted average maturity of at least 1 year.

Effective Duration: Calculation for bonds with cash flow variability.  It takes into account that expected cash flows will fluctuate as interest rates change.

One cannot invest directly in an index.

A basis point is one hundredth of one percent (0.01%).

This report must be preceded or accompanied by a prospectus.

Semper MBS Total Return Fund is distributed by Quasar Distributors, LLC.

SEMPER MBS TOTAL RETURN FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

SEMPER MBS TOTAL RETURN FUND

EXPENSE EXAMPLE at November 30, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Semper MBS Total Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/22/13 – 11/30/13).

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses, with actual net expenses being limited to 1.00% and 0.75% per the operating expenses limitation agreement for the Semper MBS Total Return Fund – Investor Class and the Semper MBS Total Return Fund – Institutional Class, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

SEMPER MBS TOTAL RETURN FUND

EXPENSE EXAMPLE at November 30, 2013 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/22/13	11/30/13	7/22/13 – 11/30/13*
Investor Class
Actual	$1,000.00	$1,083.10	$3.74
Hypothetical (5% return	$1,000.00	$1,014.36	$3.61
before expenses)
Institutional Class
Actual	$1,000.00	$1,083.50	$2.80
Hypothetical (5% return	$1,000.00	$1,015.25	$2.71
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account values over the period, multiplied by 131 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratios of the Semper MBS Total Return Fund – Investor Class and the Semper MBS Total Return Fund – Institutional Class are 1.00% and 0.75%, respectively.

SEMPER MBS TOTAL RETURN FUND

Comparison of the change in value of a $1,000,000 investment in the
Semper MBS Total Return Fund – Institutional Class vs
the Barclays Capital U.S. MBS Index

Since
Inception
Total Return	(7/22/13)
Semper MBS Total Return Fund – Investor Class	8.31%
Semper MBS Total Return Fund – Institutional Class	8.35%
Barclays Capital U.S. MBS Index	0.99%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are  not available for investment.

The Barclays Capital U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid ARM – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).  Pool aggregates must have at least $250 million outstanding with a weighted average maturity of at least 1 year.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2013

Principal
Amount		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES – AGENCY – 0.3%

	GNMA REMIC Trust
$98,676	1.879%, due 3/16/46, Series 2013-46,
	Class AC (a)	$94,586
	Total Commercial Mortgage-Backed
	Securities – Agency (cost $92,015)	94,586

	COMMERCIAL MORTGAGE-BACKED
	SECURITIES – NON-AGENCY – 3.8%
	Bear Stearns Commercial Mortgage Securities
350,000	5.439%, due 3/11/39, Series 2006-PW11,
	Class D (a)(d)	292,697
450,000	5.138%, due 10/12/42, Series 2005-T20,
	Class F (a)(d)	386,752
	Invitation Homes Trust
100,000	2.40%, due 12/17/30, Series 2013-SFR1,
	Class D (a)	100,565
	JP Morgan Chase Commercial
	Mortgage Securities Trust
100,000	5.873%, due 4/15/45, Series 2006-LDP7,
	Class B (a)	83,479
	Morgan Stanley Capital I Trust
150,000	5.614%, due 11/12/49, Series 2007-T25,
	Class B (d)	124,351
	Wachovia Commercial Mortgage Trust
150,000	5.261%, due 7/15/42, Series 2005-C20,
	Class E (a)(d)	138,234
150,000	5.381%, due 12/15/44, Series 2005-C22,
	Class AJ (a)	150,853
	Total Commercial Mortgage-Backed Securities –
	Non-Agency (cost $1,280,087)	1,276,931

	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES – AGENCY – 1.6%
	FHLMC Structured Pass Through Securities
206,654	0.446%, due 9/25/31, Series T-35, Class A (a)	192,633

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Principal
Amount		Value
	FNMA REMIC Trust
$239,788	2.00%, due 10/25/40, Series 2013-53	$229,106
	GNMA II Pool
95,190	2.56%, due 9/20/63, #899223 (e)	101,378
	Total Residential Mortgage-Backed
	Securities – Agency (cost $505,209)	523,117

	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES – NON-AGENCY – 47.1%
	Accredited Mortgage Loan Trust
530,525	4.33%, due 6/25/33, Series 03-1, Class A-1 (a)	465,044
	Adjustable Rate Mortgage Trust
55,958	2.874%, due 8/25/35, Series 2005-4, Class 3A1 (a)	50,137
	American Home Mortgage Investment Trust
148,989	5.064%, due 9/25/35, Series 2005-2, Class 5A1 (a)	149,158
374,050	6.10%, due 1/25/37, Series 07-A,
	Class 13A1 (a)(d)	246,654
	Basic Asset Backed Securities Trust
203,087	0.356%, due 4/25/36, Series 06-1, Class A2 (a)	186,196
	Bayview Financial Asset Trust
450,822	1.066%, due 3/25/37, Series 2007-SR1A,
	Class M2 (a)(d)(e)	369,674
	Bear Stearns Alt-A Trust
43,199	2.550%, due 1/25/34, Series 2003-6, Class M (a)	35,810
	Bear Stearns Adjustable Rate Mortgage Trust
120,582	2.633%, due 10/25/34, Series 04-7, Class 1A1 (a)	103,634
	Carrington Mortgage Loan Trust
171,807	0.266%, due 6/25/37, Series 07-HE1, Class A1 (a)	169,589
	CDC Mortgage Capital Trust
437,886	0.786%, due 1/25/33, Series 02-HE1, Class A (a)	416,069
	Chase Funding Mortgage
	Loan Asset-Backed Certificates
357,187	5.159%, due 11/25/32, Series 03-4, Class 1M1	307,617
	Chase Mortgage Finance Company
176,533	5.00%, due 11/25/33, Series 03-S13, Class A16	176,773
	Citigroup Mortgage Loan Trust, Inc.
287,284	6.33%, due 1/25/37, Series 07-OPX1, Class A4B (a)	182,373

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Principal
Amount		Value
	Citimortgage Alternative Loan Trust
$324,812	6.00%, due 10/25/36, Series 06-A5, Class 3A1	$251,282
	CS First Boston Commercial Mortgage Trust
102,772	7.50%, due 6/25/20, Series 1997-2, Class A (d)	103,496
135,769	5.50%, due 2/25/35, Series 05-1, Class 2A6	135,324
217,072	7.00%, due 9/25/35, Series 05-8, Class 7A1	147,087
	CSAB Mortgage Backed Trust
117,141	5.898%, due 5/25/37, Series 07-1, Class 1A1A (a)	70,476
	Credit Suisse Mortgage Trust
112,301	6.50%, due 7/26/36, Series 2007-5R, Class A5	60,710
151,481	2.193%, due 6/26/37, Series 2009-2R,
	Class 2A5 (a)(d)	151,336
	Countrywide Alternative Loan Trust
63,130	2.840%, due 9/25/34, Series 04-15, Class 1A1 (a)	55,995
451,407	5.50%, due 12/25/35, Series 05-57CB, Class 3A3	375,662
359,481	6.00%, due 2/25/37, Series 06-45T1, Class 1A15	258,549
	Countrywide Asset-Backed Certificates
18,080	4.46%, due 10/25/35, Series 05-4, Class AF3 (a)	18,177
	Countrywide Home Loans
334,429	5.00%, due 6/25/18, Series 03-15, Class 2A1	340,828
129,213	5.50%, due 10/25/34, Series 04-19, Class A15	128,153
103,738	0.586%, due 11/25/34, Series 2004-R2,
	Class 1AF1 (a)(d)	90,603
	Deutsche Alt-A Securities, Inc.
140,408	5.25%, due 6/25/35, Series 05-3, Class 4A5	136,721
525,653	6.16%, due 6/25/36, Series 06-AB2, Class A2 (a)	405,625
2,151,603	5.869%, due 10/25/36, Series 06-AB4,
	Class A6A1 (a)	1,603,740
	DSLA Mortgage Loan Trust
443,113	0.536%, due 7/19/44, Series 04-AR3,
	Class 2A2A (a)	423,731
	Encore Credit Receivables Trust
210,000	0.656%, due 10/25/35, Series 05-3, Class M2 (a)	199,343
	Equity One ABS, Inc.
84,956	6.039%, due 11/25/32, Series 2002-3, Class M1	80,313
	First Horizon Mortgage Pass-Through Trust
101,830	2.588%, due 8/25/35, Series 05-AR3,
	Class 3A1 (a)	91,520
222,671	6.00%, due 8/25/36, Series 06-2, Class 1A7	225,105

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Principal
Amount		Value
	GSAMP Trust
$77,329	0.266%, due 3/25/37, Series 07-HE1, Class A2B (a)	$70,947
	GSMPS Mortgage Loan Trust
260,774	7.715%, due 5/19/27, Series 1998-2, Class A (a)(d)	265,517
28,866	8.50%, due 1/25/35, Series 05-RP1, Class 1A4 (d)	30,167
124,384	8.00%, due 1/25/36, Series 06-RP1, Class 1A3 (d)	126,533
58,897	8.50%, due 1/25/36, Series 06-RP1, Class 1A4 (d)	61,292
	GS Mortgage Securities Corp.
513,196	7.50%, due 10/25/36, Series 2008-2R,
	Class 2A1 (a)(d)	413,228
	GSR Mortgage Loan Trust
262,299	0.496%, due 12/25/34, Series 04-14, Class 1A1 (a)	242,030
189,739	0.496%, due 12/25/34, Series 04-14, Class 2A1 (a)	172,587
183,172	5.50%, due 3/25/36, Series 06-3F, Class 1A2	158,567
448,747	6.25%, due 8/25/36, Series 06-7F, Class 3A5	382,735
88,371	4.236%, due 3/25/37, Series 07-AR1, Class 6A1 (a)	85,187
	Home Equity Asset Trust
200,000	0.596%, due 2/25/36, Series 05-8, Class M1 (a)	164,345
	Impac CMB Trust
449,956	5.216%, due 12/25/32, Series 02-9F, Class A1 (a)	456,209
179,012	1.006%, due 10/25/33, Series 03-11, Class 2A1 (a)	174,703
458,101	1.066%, due 10/25/33, Series 03-8, Class 2A1 (a)	463,059
49,529	0.916%, due 2/25/36, Series 05-8, Class 2M2 (a)	45,180
	IndyMac INDA Mortgage Loan Trust
129,110	2.800%, due 11/25/37, Series 07-AR7,
	Class 1A1 (a)	118,811
	IndyMac INDX Mortgage Loan Trust
63,634	2.475%, due 3/25/35, Series 05-AR1,
	Class 1A1 (a)	57,549
306,399	2.727%, due 9/25/36, Series 06-AR25,
	Class 6A1 (a)	271,141
	Jefferies & Co.
153,911	5.169%, due 7/26/37, Series 2009-R7,
	Class 9A1 (a)(d)	157,516
	JP Morgan Mortgage Trust
128,711	5.50%, due 12/27/35, Series 2008-R2,
	Class 2A (d)	114,482
	MASTR Adjustable Rate Mortgages Trust
34,930	2.567%, due 7/25/35, Series 05-6, Class 5A1 (a)	28,674

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Principal
Amount		Value
	MASTR Alternative Loan Trust
$251,623	4.50%, due 9/25/19, Series 04-10, Class 1A1	$247,894
	MASTR Asset Securitization Trust
112,661	5.50%, due 7/25/33, Series 03-6, Class 1A1	112,931
	Merrill Lynch Alternative Note Asset Trust
226,875	6.00%, due 3/25/37, Series 2007-F1, Class 2A6	162,472
	Merrill Lynch Mortgage Investors Trust
214,919	2.193%, due 5/25/33, Series 2003-A3, Class 1A (a)	205,832
	Option One Mortgage Loan Trust
39,872	1.366%, due 1/25/32, Series 01-4, Class M1 (a)	33,196
	Prime Mortgage Trust
147,609	7.00%, due 7/25/34, Series 05-5, Class 1A1	133,625
	RBSGC Mortgage Pass-Through Certificates
523,721	6.00%, due 6/25/37, Series 2008-B, Class A1 (d)	481,156
	Residential Asset Mortgage Products, Inc.
258,626	5.91%, due 1/25/32, Series 02-RS1, Class AI5 (a)	241,227
539,825	5.683%, due 9/25/33, Series 03-RS8, Class MI1	459,048
	Residential Funding Mortgage Securities I, Inc.
448,127	5.50%, due 9/25/33, Series 03-S17, Class A5	459,028
	Structured Adjustable Rate Mortgage Loan Trust
65,166	2.428%, due 10/25/35, Series 05-20, Class 1A1 (a)	45,994
	Structured Asset Securities Corp.
62,980	3.270%, due 11/25/33, Series 03-34A,
	Class 1A (a)	62,200
404,404	5.50%, due 2/25/35, Series 05-1, Class 7A6	360,930
	Wells Fargo Mortgage Backed Securities Trust
250,793	5.00%, due 5/25/20, Series 05-5, Class 1A1	257,500
171,166	2.615%, due 1/25/35, Series 04-DD, Class 1A1 (a)	166,683
120,241	5.236%, due 6/26/35, Series 2008-1R,
	Class A1 (a)(d)	113,679
	Total Residential Mortgage-Backed
	Securities – Non-Agency (cost $15,349,379)	15,816,358

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2013, Continued

Principal
Amount/Shares		Value
	U.S. GOVERNMENT AGENCIES – 7.8%
	FNMA TBA
$500,000	3.50%, due 12/15/25 (b)	$527,305
2,000,000	4.00%, due 12/15/41 (b)	2,086,875
	Total U.S. Government Agencies
	(cost $2,623,887)	2,614,180

	SHORT-TERM INVESTMENTS – 5.3%
1,795,000	First American Government Obligations Fund –
	Class Z, 0.01% (c)	1,795,000
	Total Short-Term Investments (cost $1,795,000)	1,795,000
	Total Investments (cost $21,645,577) – 65.9%	22,120,172
	Other Assets less Liabilities – 34.1%	11,424,135
	TOTAL NET ASSETS – 100.0%	$33,544,307

(a)	Variable rate security. Rate shown reflects the rate in effect at November 30, 2013.
(b)	Security purchased on a when-issued basis. As of November 30, 2013, the total cost of investments purchased on a when-issued basis was $2,623,887 or 7.8% of total net assets.
(c)	Rate shown is the 7-day annualized yield as of November 30, 2013.
(d)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  The Fund’s adviser has determined that such a security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of November 30, 2013, the value of these investments was $3,667,367 or 10.9% of total net assets.

(e)	Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust.
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
REMIC – Real Estate Mortgage Investment Conduit
TBA – To Be Announced

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2013

ASSETS
Investments in securities, at value (identified cost $21,645,577)	$22,120,172
Cash	15,535,015
Receivables
Fund shares issued	103,073
Securities sold	99,444
Interest	64,557
Due from Adviser (Note 4)	9,150
Prepaid expenses	23,750
Total assets	37,955,161
LIABILITIES
Payables
Investments purchased	4,335,847
Fund shares redeemed	5,260
12b-1 fees	805
Custody fees	1,562
Administration and fund accounting fees	28,842
Transfer agent fees and expenses	11,529
Audit fees	15,400
Pricing fees	2,243
Chief Compliance Officer fee	3,985
Legal fees	2,513
Accrued expenses	2,868
Total liabilities	4,410,854
NET ASSETS	$33,544,307
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class
Net assets applicable to shares outstanding	$2,968,714
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	276,145
Net asset value, offering and redemption price per share	$10.75

Institutional Class
Net assets applicable to shares outstanding	$30,575,593
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	2,843,684
Net asset value, offering and redemption price per share	$10.75
COMPONENTS OF NET ASSETS
Paid-in capital	$32,981,877
Accumulated net investment income	5,679
Accumulated net realized gain from investments	82,156
Net unrealized appreciation on investments	474,595
Net assets	$33,544,307

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENT OF OPERATIONS For the Period Ended November 30, 2013

July 22, 2013*
through
November 30, 2013
INVESTMENT INCOME
Income
Interest	$146,934
Total income	146,934
Expenses
Administration and fund accounting fees (Note 4)	31,225
Audit fees	15,400
Transfer agent fees and expenses (Note 4)	14,106
Registration fees	12,866
Advisory fees (Note 4)	12,731
Chief Compliance Officer fee (Note 4)	4,307
Custody fees (Note 4)	2,756
Legal fees	2,513
Pricing fees	2,243
Printing and mailing expense	2,000
Trustees fees	1,900
Miscellaneous	900
12b-1 fees – Investor Class (Note 5)	805
Total expenses	103,752
Less: advisory fee waiver and
expense reimbursement (Note 4)	(81,728)
Net expenses	22,024
Net investment income	124,910

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	97,890
Net change in unrealized appreciation on investments	474,595
Net realized and unrealized gain on investments	572,485
Net Increase in Net Assets Resulting from Operations	$697,395

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

July 22, 2013*
through
November 30, 2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$124,910
Net realized gain from investments	97,890
Net change in unrealized appreciation on investments	474,595
Net increase in net assets resulting from operations	697,395
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(13,397)
Institutional Class	(121,568)
Total distributions to shareholders	(134,965)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)	32,981,877
Total increase in net assets	33,544,307
NET ASSETS
Beginning of Period	—
End of Period	$33,544,307
Accumulated net investment income	$5,679

(a)  A summary of share transactions is as follows:

Investor Class
	July 22, 2013*
	through
	November 30, 2013
	Shares	Paid-in Capital
Shares sold	276,849	$2,909,851
Shares issued on reinvestments of distributions	1,256	13,397
Shares redeemed	(1,960)	(20,666)
Net increase	276,145	$2,902,582

Institutional Class	July 22, 2013*
	through
	November 30, 2013
	Shares	Paid-in Capital
Shares sold	2,929,268	$30,966,718
Shares issued on reinvestments of distributions	11,377	121,568
Shares redeemed	(96,961)	(1,008,991)
Net increase	2,843,684	$30,079,295

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Investor Class		Institutional Class
	July 22, 2013*		July 22, 2013*
	through		through
	November 30, 2013		November 30, 2013
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income	0.08		0.08
Net realized and unrealized
gain on investments	0.75		0.75
Total from investment operations	0.83		0.83

Less distributions:
From net investment income	(0.08)		(0.08)
Total distributions	(0.08)		(0.08)

Net asset value, end of period	$10.75		$10.75

Total return	8.31	%+	8.35	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$2,969		$30,576
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	3.80	%++	3.65	%++
After fee waiver and expense reimbursement	1.00	%++	0.75	%++
Ratio of net investment income
to average net assets:
Before fee waiver and expense reimbursement	1.45	%++	1.54	%++
After fee waiver and expense reimbursement	4.25	%++	4.44	%++
Portfolio turnover rate	114.49	%+	114.49	%+

*	Commencement of operations.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at November 30, 2013

NOTE 1 – ORGANIZATION

The Semper MBS Total Return Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek a high level of risk-adjusted current income and capital appreciation.  The Fund currently offers Investor Class shares and Institutional Class shares.  The Fund’s Investor Class and Institutional Class commenced operations on July 22, 2013.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective security.  Distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net

SEMPER MBS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the period ended November 30, 2013, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed Net	Accumulated Net	Paid-In
Income Investment	Realized Gain	Capital
$15,734	$(15,734)	$0

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of November 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

SEMPER MBS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Mortgage- and Asset-Backed Securities:  Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal.  These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as level 2 of the fair value hierarchy.

U.S. Government Securities:  U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are typically categorized in level 2 of the fair value hierarchy.

U.S. Government Agency Securities:  U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized in level 2 of the fair value hierarchy.

SEMPER MBS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

Short-Term Securities: Short-term securities having a maturity of 60 days or  less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of November 30, 2013:

	Level 1	Level 2	Level 3	Total
Fixed Income
Commercial Mortgage-Backed
Securities – Agency	$—	$94,586	$—	$94,586
Commercial Mortgage-Backed
Securities – Non-Agency	—	1,276,931	—	1,276,931
Residential Mortgage-Backed
Securities – Agency	—	421,739	101,378	523,117
Residential Mortgage-Backed
Securities – Non-Agency	—	15,446,684	369,674	15,816,358
U.S. Government Agencies	—	2,614,180	—	2,614,180
Total Fixed Income	—	19,854,120	471,052	20,325,172
Short-Term Securities	1,795,000	—	—	1,795,000
Total Investments	$1,795,000	$19,854,120	$471,052	$22,120,172

Refer to the Fund’s Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at November 30, 2013, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2.

SEMPER MBS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

The following is a reconciliation of the Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

	Investments in Securities, at Value
	Residential	Residential
	Mortgage-Backed	Mortgage-Backed
	Securities – Agency	Securities – Non-Agency
Balance as of July 22, 2013	$—	$—
Accrued discounts/premiums	(63)	152
Realized gain/(loss)	—	—
Change in unrealized
appreciation/(depreciation)	669	15,627
Purchases	100,772	353,895
Sales	—	—
Transfers in and/or out of Level 3	—	—
Balance as of November 30, 2013	$101,378	$369,674

The significant unobservable inputs used in the fair value measurement of the reporting entity’s residential mortgage-backed securities are prepayment rates, probability of default and loss severity in the event of default.  Specifically for the Bayview, 2007-SR1A M2, an Intex based model was used with similar assumptions of other Bayview small balance/small business collateral from the given vintage.  For the Ginnie Mae II Pool, HECM – G2 89923 bond, an internal model used by our pricing provider was used with the SSA life expectancy table and 5% Generic prepay.  Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended November 30, 2013, Semper Capital Management, L.P. (the “Adviser”) provided the Fund with investment management services under an investment advisory agreement.  The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.45% based upon the average daily net assets of the Fund.  For the period ended November 30, 2013, the Fund incurred $12,731 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% and 0.75% of average daily net assets of the Fund’s Investor Class and Institutional Class, respectively.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the

SEMPER MBS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended November 30, 2013, the Adviser reduced its fees in the amount of $81,728; no amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $81,728 at November 30, 2013.  The expense limitation will remain in effect through at least March 29, 2014, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2016	$81,728
$81,728

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the period ended November 30, 2013, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$31,225
Transfer Agency (excludes out-of-pocket expenses)	11,521
Custody	2,756
Chief Compliance Officer	4,307

SEMPER MBS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

At November 30, 2013, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$28,842
Transfer Agency (excludes out-of-pocket expenses)	10,698
Custody	1,562
Chief Compliance Officer	3,985

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended November 30, 2013, the Investor Class paid the Distributor $805.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding U.S. Government and short-term securities were $20,117,581 and $3,640,188, respectively.  The cost of purchases and proceeds from sales of U.S. Government securities were $8,000,624 and $4,801,769, respectively.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of paydowns.

The tax character of distributions paid by the Fund during the period ended November 30, 2013 was as follows:

Period Ended
November 30, 2013
Ordinary income	$134,965

Ordinary income distributions may include dividends paid from short-term capital gains.

SEMPER MBS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at November 30, 2013, Continued

As of November 30, 2013, the components of capital on a tax basis were as follows:

Cost of investments (a)	$21,645,577
Gross unrealized appreciation	553,237
Gross unrealized depreciation	(78,642)
Net unrealized appreciation (a)	474,595
Undistributed ordinary income	87,835
Undistributed long-term capital gain	—
Total distributable earnings	87,835
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$562,430

(a)	Book basis and tax basis cost and net unrealized appreciation are the same.

SEMPER MBS TOTAL RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Semper MBS Total Return Fund

We have audited the accompanying statement of assets and liabilities of the Semper MBS Total Return Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of November 30, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period July 22, 2013 (commencement of operations) through November 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Semper MBS Total Return Fund, as of November 30, 2013, and the results of its operations, the changes in its net assets, and the financial highlights for the period July 22, 2013 through November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2014

SEMPER MBS TOTAL RETURN FUND

NOTICE TO SHAREHOLDERS at November 30, 2013 (Unaudited)

For the period ended November 30, 2013, the Fund designated $134,965 as ordinary income for purposes of the dividends paid deduction.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-736-7799 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling 1-855-736-7799.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-736-7799.

SEMPER MBS TOTAL RETURN FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee,
(age 77)		term since	Financial Consultant		Advisors
615 E. Michigan Street		February	and former Executive		Series Trust
Milwaukee, WI 53202		1997.	Vice President and		(for series not
			Chief Operating Officer		affiliated with
			of ICI Mutual Insurance		the Fund);
			Company (until January		Trustee, The
			1997).		Forward Funds
(31 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 79)		term since	President, Hotchkis and		Advisors
615 E. Michigan Street		May 2002.	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202			funds) (1985 to 1993).		(for series not
affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 74)		term since	Senior Vice President,		Advisors
615 E. Michigan Street		February	Federal Home Loan		Series Trust
Milwaukee, WI 53202		1997.	Bank of San Francisco.		(for series not
affiliated with
the Fund).

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	1	Trustee,
(age 66)	Trustee	term since	U.S. Bancorp Fund		Advisors
615 E. Michigan Street		September	Services, LLC (May		Series Trust
Milwaukee, WI 53202		2008.	1991 to present).		(for series not
affiliated with
the Fund).

SEMPER MBS TOTAL RETURN FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 66)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 46)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 52)	and	term since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	December	(October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 42)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 43)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 56)	President,	term since	LLC (February 2008 to present); General Counsel/
615 E. Michigan Street	Chief	September	Controller, Steinhafels, Inc. (September 1995
Milwaukee, WI 53202	Compliance	2009.	to February 2008).
Officer and
AML Officer

SEMPER MBS TOTAL RETURN FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 48)		term since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		June 2007.
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2013, the Trust is comprised of 40 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-736-7799.

SEMPER MBS TOTAL RETURN FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-736-7799 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SEMPER MBS TOTAL RETURN FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on June 27-28, 2013, the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”), including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the initial investment advisory agreement (“Advisory Agreement”) between the Trust and Semper Capital Management, L.P. (the “Adviser”) for the Semper MBS Total Return Fund (the “Fund”) for a period not to exceed two years.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services expected to be provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the initial Advisory Agreement:

The full Board, which includes a majority of Independent Trustees, took into consideration, among other things, the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Adviser that would be involved in the day-to-day activities of the Fund, noting that the Adviser currently serves as investment adviser to one other registered mutual fund in a different multiple series trust.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record and business continuity plan.  It was noted that the proposed Fund may invest without limit in options, futures, swaps and other hedging instruments and that the Adviser represented that it intends to register as a commodity pool operator with respect to the Fund, prior to launch.  The Board also considered the Adviser’s business plan, noting that the Adviser currently manages other accounts with substantially similar objectives, policies, strategies and risks as the Fund.  After discussion, the Board concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser.  The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

SEMPER MBS TOTAL RETURN FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Adviser was agreeing to waive its advisory fees and reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio, excluding acquired fund fees and expenses, interest and dividends on securities sold short, taxes and extraordinary expenses, of 0.75% for Institutional Class shares and 1.00% for Investor Class shares (the “Expense Caps”).

The Board noted that the Fund’s expected total operating expense for Investor Class shares was above the peer group median and average but that the expected total operating expenses for the Institutional Shares was below the peer group median and average.  The Board also noted that the expected contractual advisory fee was above the peer group median and average as well as the fees currently charged by the Adviser to its other legacy accounts with substantially similar objectives, policies, strategies and risks as the Fund.  It was noted that the Adviser represented that new accounts employing this strategy did not pay less than the fees charged to the Fund.

The Board concluded that the fees to be paid to the Adviser were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Fund grew.  The Board noted that the Adviser would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than a one year term, so that the Fund does not exceed the Expense Caps and that the Adviser indicated that it would consider in the future reducing its advisory fee over certain asset thresholds if the Fund grows significantly.  The Board concluded that there were no effective economies of scale to be shared by the Adviser at this time, but indicated that this issue would be revisited in the future as circumstances changed and asset levels increased.

The Board then considered the profits expected to be realized by the Adviser from its relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the expected direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the expected profitability to the Adviser from its relationship with the Fund and considered any additional benefits that may be derived by the Adviser from its relationship with the Fund, such as benefits received in exchange for Rule 12b-1 fees.  After such review, the Board determined that the expected profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser should be able to maintain adequate profit levels to support the services it will provide to the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

SEMPER MBS TOTAL RETURN FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Semper Capital Management, L.P.
52 Vanderbilt Avenue, Suite 401
New York, New York 10017

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-736-7799 (855-SEM-PRXX)

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-736-7799 (855-SEM-PRXX).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2013
Audit Fees	$12,300
Audit-Related Fees	N/A
Tax Fees	$3,100
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 11/30/2013
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2013
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date  2/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date  2/4/13

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  2/4/13

* Print the name and title of each signing officer under his or her signature.